Equity method investments	12 Months Ended
Dec. 31, 2020
Equity Method Investments and Joint Ventures [Abstract]
Equity method investments	Equity method investments
Accounting Policy
Equity investments which we are able to exercise significant influence but do not control, are accounted for using the equity method and presented on our Consolidated Balance Sheets within Equity method investments. The difference between the cost of our investment and our proportionate share of the carrying value of the investee's underlying net assets as of the acquisition date is the basis difference. The basis difference is allocated to the identifiable assets and liabilities based on their fair value as of the acquisition date (i.e. the date which we obtain significant influence), with the excess costs of the investment over our proportional fair value of the identifiable assets and liabilities being equity method goodwill.
We amortize the basis difference related to the other intangible assets over the estimated remaining useful lives of these assets that gave rise to this difference. The remaining weighted-average life of the finite-lived intangible assets acquired is 16.2 years and is amortized using a straight-line method. In-process R&D is initially capitalized at fair value as an intangible asset with an indefinite life. When the R&D project is complete, it is reclassified as an amortizable purchased intangible asset and is amortized over its estimated useful life. If the project is abandoned, we will record the full basis difference charge for the value of the related intangible asset in our Consolidated Statements of Operations in the period of abandonment. Equity method goodwill is not amortized or tested for impairment; instead the equity method investment is tested for impairment whenever events or changes in circumstances indicate that the carrying value of the investment may not be recoverable.
Under the equity method, after initial recognition at cost, our Equity method investments are adjusted for our proportionate share of the profit or loss and other comprehensive income of the investee, recognized on a one-quarter time lag and presented within Profit from equity method investments. Our proportionate share of the profit or loss of the investee is adjusted for any differences in accounting principles and policies, basis difference adjustments and intra-entity profits. Receipt of dividends reduces our Equity method investments, which is presented as an operating cash flow based on the nature of the distributions.
Equity method investments consists of a 24.9% equity interest acquired on June 29, 2017 in Carl Zeiss SMT Holding GmbH & Co. KG, a limited partnership that owns Carl Zeiss SMT GmbH, our single supplier of optical columns. We have determined that Carl Zeiss SMT Holding GmbH & Co. KG is a variable interest entity because the entity was established without substantive voting rights since there is disparity between our voting rights and our economics, as well as substantially all of Carl Zeiss SMT Holding GmbH & Co. KG’s activities involve or are conducted on our behalf. However, we are not the primary beneficiary of the variable interest entity because we lack the power, through voting rights or similar rights, to direct the activities that most significantly impact Carl Zeiss SMT Holding GmbH & Co. KG’s economic performance.
For the year ended December 31, 2020, we recorded a profit from equity method investments of €88.6 million (2019: €18.2 million) in our Consolidated Statements of Operations. This profit includes the following components:
•Profit of €111.4 million (2019: €82.8 million) related to our share of Carl Zeiss SMT Holding GmbH & Co. KG’s net income after accounting policy alignment
•Cost due to basis difference amortization related to intangible assets of €26.7 million (2019: €26.7 million)
•Cost (benefit) due to intercompany profit elimination of €(3.9) million (2019: €13.7 million)
•Cost due to dividend forfeiture of €0.0 million (2019: €24.2 million)
In 2020 we received a dividend of €128.1 million (2019: €99.9 million) from Carl Zeiss SMT Holding GmbH & Co. KG.
Carl Zeiss SMT Holding GmbH & Co. KG is a privately held company; therefore, quoted market prices for its stock are not available.
The following summarizes the total assets and liabilities related to our variable interest in Carl Zeiss SMT Holding GmbH & Co. KG as reflected in our Consolidated Balance Sheets, as well as our maximum exposure to losses as of December 31, 2020. Our maximum exposure to loss is limited to our equity method investment in Carl Zeiss SMT Holding GmbH & Co. KG, right-of-use assets and prepayments provided to the equity method investment.

	2020	2020	Maximum exposure to loss
Year ended December 31 (€, in millions)	Assets	Liabilities
EUV Agreements	319.3	—	319.3
DUV Agreements	33.2	—	33.2
High-NA Agreement	784.0	(4.0)	784.0
Investment agreement for 24.9% equity	820.7	—	820.7
EUV and DUV Agreements
ASML makes non-interest bearing advance payments to support Carl Zeiss SMT GmbH’s work-in-process. These payments are made to secure optical column deliveries and these advance payments are settled through future lens or optical column deliveries. Our maximum exposure related to this agreement is limited to the assets not settled as of the balance sheet date.
High-NA Agreement
On November 3, 2016 we agreed with Carl Zeiss SMT GmbH to support their R&D costs, capital expenditures and supply chain investments, in respect of High-NA, for an amount initially estimated at €760.0 million. The current estimate as of December 31, 2020 is €1,354.8 million (2019: €1,242.2 million). As of December 31, 2020 our estimated remaining commitment to Carl Zeiss SMT GmbH is €319.9 million (2019: €524.8 million).
The table below summarizes support provided to Carl Zeiss SMT GmbH, by type:

Year ended December 31 (€, in millions)	2018	2019	2020
Capital expenditures	191.8	184.1	203.7
R&D costs	74.8	94.2	96.1
Supply chain investments	8.5	4.5	17.7
Total support provided	275.1	282.8	317.5
Our maximum exposure related to this agreement is limited to the amount reimbursable from Carl Zeiss SMT GmbH as of the balance sheet date.
R&D and supply chain support costs are capitalized for 24.9% of this funding because it directly benefits us through our investment in Carl Zeiss SMT Holding GmbH & Co. KG. The amount capitalized is presented within equity method investments. The remainder of this support relating to supply chain support costs is charged to the cost of sales as incurred, the part related to R&D costs is charged to Research and development costs as incurred.
The support provided related to capital expenditures consists of tooling and facilities, and is determined to be a lease. As a result, prior to the asset being put into use, it is recorded in Other Assets, then transferred into ROU Assets - Finance when put into use.